UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 8, 2001

BOWNE & CO., INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-05842 (Commission File Number)	13-2618477 (I.R.S. Employer Identification No.)

345 Hudson Street,
New York, New York 10014
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:
(212) 924-5500

Item 5. Other Events and Regulation FD Disclosure.

      On May 8, 2001, the Registrant sent a letter to the shareholders regarding its Annual Meeting and auditors’ fees, a copy of which is attached.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

      The following exhibit is filed as part of this Current Report on Form 8-K.

EXHIBIT NO.	TITLE

99.1	Letter to shareholders regarding the Annual Meeting and auditors’ fees

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2001

BOWNE & CO., INC

By: /s/ DOUGLAS F. BAUER ___________________________ Name: Douglas F. Bauer Title: Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Letter to shareholders regarding the Registrant’s Annual Meeting and auditors’ fees